Business Update 1 February 24, 2026

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission ("SEC"), and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

Non-GAAP Financial Measures

This communication includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses, (vi) the non-cash change in fair value of warrant liability, (vii) non-cash losses related to miners reclassified as held for sale, (viii) impairment of long-lived assets, and (ix) non-cash disposal of miners. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States ("GAAP") and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Digital Inc. All rights reserved.

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3 Transition of the Business Evolution to a Compute Infrastructure Platform • Long -term leases generate stable and predictable cashflows • Best -in-class tenants Bitcoin Mining Exit Strategy • Completed sale of non -core BTC mining data centers (1) • BTC inventory to be monetized over time Strategic Expansion of Personnel Across the Firm • Scaling construction, engineering and operations functions with HPC talent • Positioned to originate, develop and operate an HPC platform at scale Note: (1) Alborz, Bear & Chief joint venture sites

4 Built for Hyperscale.

Cipher Continues to Execute on Strategy

November — December — January — February

AWS HPC Lease at Black Pearl
- Executed 15-year HPC lease with AWS at ~100% NOI margin

$1.4Bn Financing for Barber Lake
- Issued $1.4Bn, 7.125% HY bond to support development at Barber Lake

Upsized Lease & Additional Financing at Barber Lake
- Barber Lake fully funded through substantial completion with debt and equity contributed

Expansion Beyond Texas
- Acquired Ulysses, a 200 MW site in Ohio, for future data center development

$2.0Bn Financing for Black Pearl
- Issued $2.0Bn, 6.125% HY bond
- Black Pearl fully funded through substantial completion

Pro Forma MW Mix
Operating & Contracted Gross Capacity



BTC Mining
~26%
807 MW(1)
Contracted for HPC
~74%

Note: (1) Based on forecasted gross MWs for Amazon Web Services and Fluidstack/Google executed HPC leases, and currently operating bitcoin self-mining capacity

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Long-Term Leases & Contracted Cashflows

Cipher Digital

- Two leases signed with world's leading hyperscalers
- Stable cashflows to strengthen robust liquidity profile
- Resilient business model with long-term leases
- Best-in-class team with HPC data center experience

600 MW
Gross Capacity

~$9.3 Bn
Contracted Revenue

10-15 years
Base Lease Terms

~$669 MM
Avg. Annualized NOI [1]

Note: (1) Reflects total average contracted annualized NOI from October 2026 to September 2036, the Fluidstack/Google base lease term

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$86 $571 $613 $632 $651 $670 $690 $711 $732 $754 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Barber Lake NOI Black Pearl NOI 7 Contracted capacity expected to generate ~$669MM of average annualized NOI over base lease term (1) $ in MM Note: (1) Reflects total average contracted annualized NOI from October 2026 to September 2036, the Fluidstack/Google base lease term Long -Term Leases & Contracted Cashflows ~$669MM (1) Average Contracted NOI

Bitcoin Mining Exit Strategy

Transition from BTC Mining to HPC

- **Sale of Joint Venture Sites**
  - Divested full 49% stake in Alborz, Bear & Chief sites
- **Strategically Monetizing Bitcoin Inventory**
  - ~1,166 BTC being strategically managed down [(1)]
- **Retrofit Black Pearl from BTC Mining to HPC**
  - All Black Pearl bitcoin mining rigs have been redeployed at Odessa, sold or marked for sale as development on HPC data center begins
- **Odessa**
  - Flexibility to continue mining through expiration of the PPA in July 2027, while evaluating a potential conversion to HPC



Total Operating Hashrate
~23.6 EH/s
Reflects decommissioning of rigs at Black Pearl and divestiture of joint venture sites Alborz, Bear & Chief
~11.6 EH/s
Q4 2025
Current (2)

Note: (1) Reflects total BTC inventory as of February 20th, 2026; (2) Reflects Cipher's current total operating hashrate at the Odessa site

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9 Current Portfolio

Barber Lake Transaction Overview

FluidStack

Google

10-Year Modified Gross Lease for HPC Hosting with Fluidstack

- 10-year base lease agreement with Fluidstack with two 5-year extension options
- Google to provide backstop for up to $1.73Bn of Fluidstack's lease obligations
- NOI margin of ~86%
- Fully financed with project-level, non-recourse notes and contributed equity

300 MW	~$3.8 Bn	10 Years	2026 Oct
Gross Capacity	Contracted Revenue	Base Lease Term	Lease Start Date

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• Data center development on track with concrete foundations, steel erection and underground utility work progressing • All current design milestones have been achieved on schedule • Project tracking to meet contractual Early Access and Substantial Completion milestone dates Barber Lake Construction Update 11 ~95% Long Lead Equipment Secured Delivery dates of long lead equipment support construction completion targets 100% Workforce Secured All critical construction personnel have been secured for the duration of the project

300 MW Gross Capacity ~$5.5 Bn Contracted Revenue 15 Years Base Lease Term 2026 Oct Lease Start Date 15-Year Lease for HPC Hosting with Amazon Web Services • 15-year base lease agreement with AWS with three 5 - year extension options • Amazon.com, Inc. guarantees all base rent and operating expenses • NOI margin of ~100% • Fully financed with project -level, non -recourse debt and contributed equity 12 Black Pearl Transaction Overview

• HPC data center development on track as engineering, procurement and construction have commenced • BTC mining decommissioning completed in February 2026 • ~85% of the existing data center infrastructure currently deployed at Black Pearl is expected to be repurposed for the lease Black Pearl Construction Update 13

Odessa Site Snapshot

207 MW Total Capacity	~11.6 EH/s Total Hashrate
~17.2 J/TH Fleet Efficiency	~¢2.8/kWh Power Cost

- Replaced ~10,000 outdated mining rigs with ~10,000 Bitmain S21 XP mining rigs from Black Pearl, increasing hashrate by ~0.3 EH/s
- Odessa's fixed-price PPA has positioned Cipher as one of the lowest-cost bitcoin producers



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Development Pipeline 15

Pipeline Spotlight

Stingray

100 MW Gross Capacity | 2026 Q4 Target Energization

- ERCOT interconnection approved for 100 gross MW
- Substation development underway
- Ongoing discussions for an HPC hosting lease

Reveille

70 MW Gross Capacity | 2027 Q3 Target Energization

- ERCOT interconnection approved for first phase of development (70 gross MW)
- Substation development initiated

Ulysses

200 MW Gross Capacity | 2027 Q4 Target Energization

- Recently acquired site in Ohio with approved interconnection in the PJM market for 200 gross MW
- Ongoing discussions for an HPC hosting lease

McLennan

500 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- Requisite studies approved by ERCOT, improving expectations to be included as firm load in future batch studies

Mikeska

500 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- ERCOT study submission and approval process ongoing, improving expectations to be included as firm load in future batch studies

Colchis

1,000 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- ERCOT study submission and approval process ongoing, improving expectations to be included as firm load in future batch studies


Ohio
Ulysses
200 MW


Texas
Mikeska
500 MW
Stingray
100 MW
McLennan
500 MW
Colchis
1,000 MW
Reveille
70 MW

Note: (1) Gross capacity and target energization subject to ERCOT batch study process

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207 MW 300 MW 300 MW 207 MW 600 MW Bitcoin Mining Capacity Contracted HPC Capacity 17 Total Pipeline Capacity Barber Lake ► Black Pearl ► New Energization ForecastEnergized Capacity Odessa ► Note: MW presented on a gross basis; (1) Reflects estimated target energization and capacity subject to ERCOT batch study pro ces s; (2) Signed MOU to negotiate building an additional 500 MW data center adjacent to the current 300 MW site, expected to be ava ilable 2030+ subject to ERCOT batch study process Stingray ► 100 MW 500 MW 70 MW 500 MW 500 MW200 MW 500 MW 1,000 MW 370 MW 2,500 MW 500 MW 2026 - 2027 2028 - 2029 2030+ Reveille ► Ulysses ► McLennan (1) ► Barber Lake (2) ►Milsing (1) ► Colchis (1) ► Mikeska (1) ►

Q4 2025 Financial Update 18

Precedent Setting Financings

Black Pearl and Barber Lake Developments are Fully Funded

Barber Lake

$1.73 Bn Issuance at Par	2030 Nov. Maturity Date	5NC2 Call Structure
7.125 % Coupon	~71 % Loan-to-Cost	Ba3 / -- / BB- Moody's / S&P / Fitch

- Borrower Entity: Cipher Compute LLC
- Completed two bond issuances comprised of a $1.4Bn initial high-yield offering and $0.3Bn tack-on offering
- Concurrent warrant issuance to Google aligns incentives for construction completion and financial backstopping

Black Pearl

$2.0 Bn Issuance at Par	2031 Feb. Maturity Date	5NC2 Call Structure
6.125 % Coupon	~85 % Loan-to-Cost	Ba2 / -- / BB- Moody's / S&P / Fitch

- Borrower Entity: Black Pearl Compute LLC
- Priced $2.0 billion high-yield bond issuance at 6.125% with ~$13.0 billion in initial book interest, implying ~6.5x+ oversubscription from investors
- Surplus funding allowed for a ~$233MM capex reimbursement to Cipher Digital

Cipher has established a repeatable, capital-efficient model for developing and financing next-generation digital infrastructure

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20 Disciplined Capital Structure & Financial Flexibility Cipher’s Balance Sheet Strength & Access to Capital Enable Sustainable Growth Key Priorities for Capital Raising Disciplined approach to consolidated leverage Non-recourse, project -level financing where feasible Refinance stabilized assets to unlock equity value Staggered debt maturities as Cipher scales Note: (1) Reflects unrestricted corporate liquidity; (2) Includes $125MM of BTC at an assumed price of $87,613 as of December 31, 2025; (3) Includes $79MM of BTC at an assumed price of $67,796 as of February 20, 2025 Corporate Liquidity Profile (1) Cipher is currently exploring alternative sources of non -dilutive capital to draw on as additional support to its corporate liquidity profile $628 $781 $125 $79 $754 $860 12/31/2025 2/20/2026 Cash & Cash Equivalents Bitcoin Balance Includes capex reimbursement from Black Pearl high -yield financing $ in MM (2) (3)

21 Results of Operations QoQ and YoY Comparison Note: In thousands except for share and per share amounts Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2025 December 31, 2024 Revenue - bitcoin mining $ 59,711 $ 71,707 $ 223,94 2 $ 151,270 Costs and operating (expenses) income Cost of revenue (24,259) (26,733) (81,216) (62,364) Compensation and benefits (34,722) (14,445) (79,129) (60,796) General and administrative (10,186) (8,167) (36,382) (32,655) Depreciation and amortization (51,871) (59,549) (198,973) (102,448) Change in fair value of power purchase agreement (11,680) (9,030) (28,860) (7,921) Power sales 3,168 2,335 7,870 5,405 Equity in losses of equity investees (12,350) (1,479) (20,822) (384) Unrealized gains (losses) on fair value of bitcoin (38,676) 108 (41,603) 11,313 Realized gains (losses) on sale of bitcoin (8,965) 7,535 7,126 51,548 Other operating gains (losses) (170,785) 101 (173,516) 3,333 Total costs and operating expenses (360,326) (109,324) (645,505) (194,969) Operating loss (300,615) (37,617) (421,563) (43,699) Other income (expense) Interest income 18,537 457 19,479 3,384 Interest expense (33,359) (1,286) (36,559) (1,708) Change in fair value of warrant liability (410,268) 31,860 19,290 250 Other expense (12,570) 3,000 (406,204) (2,544) Total other expense (437,660) 34,031 (403,994) (618) Loss before taxes (738,275) (3,586) (825,557) (44,317) Current income tax expense 201 767 (956) (1,255) Deferred income tax benefit (expense) 3,870 (464) 4,269 937 Total income tax benefit (expense) 4,071 303 3,313 (318) Net loss (734,204) (3,283) (822,244) (44,635) Less: Net loss attributable to redeemable noncontrolling interest — — — — Net loss available for common stockholders $ (734,204) $ (3,283) $ (822,244) $ (44,635) Loss per share - basic and diluted $ (1.85) $ (0.01) $ (2.15) $ (0.14) Weighted average shares outstanding - basic 397,123,481 393,191,623 381,602,904 323,103,30 3 Weighted average shares outstanding - diluted 397,123,481 393,191,623 381,602,904 323,103,303

22 Consolidated Balance Sheets Note: In thousands except for share and per share amounts December 31, 2025 December 31, 2024 ASSETS Current assets Cash and cash equivalents $ 628,263 $ 5,585 Restricted cash, current 1,761,292 - Accounts receivable 687 596 Receivables, related party 271 2,090 Prepaid expenses and other current assets 7,977 3,387 Bitcoin 125,400 92,651 Receivable for bitcoin collateral - 32,248 Miners held for sale 94,879 - Derivative asset 34,090 31,648 Total current assets 2,652,859 168,205 Restricted cash, noncurrent 275,076 14,392 Property and equipment, net 622,455 480,865 Deposits on equipment 10,962 38,872 Intangible assets, net 77,388 8,881 Investment in equity investees 29,400 53,908 Derivative asset 22,720 54,022 Operating lease right -of-use asset 11,321 12,561 Security deposits 27,732 19,782 Other noncurrent assets 561,995 3,958 Total assets $ 4,291,908 $ 855,446 LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 40,064 $ 22,699 Accrued expenses and other current liabilities 90,086 69,824 Finance lease liability, current portion 4,237 3,798 Operating lease liability, current portion 1,731 3,127 Warrant liability 525,160 - Short -term borrowings 37,793 32,330 Total current liabilities 699,071 131,778 Long -term borrowings, net 2,711,648 - Asset retirement obligations 33,696 20,282 Finance lease liability 3,094 7,331 Operating lease liability 8,545 9,833 Deferred tax liability - 4,269 Total liabilities 3,456,054 173,493 Commitments and contingencies ( Note 14) Redeemable noncontrolling interest 30,319 - Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of December 31, 2025, and Decemb er 31, 2024 - - Common stock, $0.001 par value, 1,000,000,000 and 500,000,000 shares authorized as of December 31, 2025 and December 31, 2024, respectively, 412,074,529 and 361,432,449 shares issued as of December 31, 2025 and December 31, 2024, respectively, and 404,963,061 and 350,783,817 shares outstanding as of December 31, 2025, and December 31, 2024, respectively 412 361 Additional paid -in capital 1,808,786 863,015 Accumulated deficit (1,003,656) (181,412) Treasury stock, at par, 7,111,468 and 10,648,632 shares at December 31, 2025 and December 31, 2024, respectively (7) (11) Total stockholders’ equity 805,535 681,953 Total liabilities, redeemable noncontrolling interest, and stockholders’ equity $ 4,291,908 $ 855,446

Appendix 23

24 Non-GAAP Adjusted Earnings QoQ and YoY Comparison Note: In thousands except for per share amounts Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2025 December 31, 2024 Reconciliation of Adjusted Earnings: Net loss $ (734,204) $ (3,283) $ (822,244) $ (44,635) Change in fair value of power purchase agreement 11,680 9,030 28,860 7,921 Share -based compensation expense 24,050 9,074 52,787 42,132 Depreciation and amortization 51,871 59,54 9 198,973 102,448 Deferred income tax (benefit) expense (3,870) 464 (4,269) (937) Other losses (gains) - nonrecurring 412,638 (2,246) 416,688 — Change in fair value of warrant liability 12,570 (31,860) (19,290) (250) Loss on miners held for sale 96,056 — 96,056 — Impairment of long lived assets 45,317 — 45,317 — Disposal of miners 29,358 — 29,358 — Adjusted (loss) earnings $ (54,534) $ 40,728 $ 22,236 $ 106,679 Reconciliation of Adjusted Earnings per share - diluted: Net loss per share - diluted $ (1.85) $ (0.01) $ (2.15) $ (0.14) Change in fair value of power purchase agreement per diluted share 0.04 0.03 0.07 0.02 Share -based compensation expense per diluted share 0.06 0.02 0.14 0.13 Depreciation and amortization per diluted share 0.13 0.15 0.52 0.32 Deferred income tax (benefit) expense per diluted share (0.01) — (0.01) — Other losses (gains) - nonrecurring per diluted share 1.04 (0.01) 1.09 — Change in fair value of warrant liability per diluted share 0.03 (0.08) (0.05) — Loss on miners held for sale per diluted share 0.24 — 0.25 — Impairment of long lived assets per diluted share 0.11 — 0.12 — Disposal of miners per diluted share 0.07 — 0.08 — Adjusted earnings per diluted share $ (0.14) $ 0.10 $ 0.06 $ 0.3 3

25 Non-GAAP Adjusted EBITDA QoQ and YoY Comparison Note: In thousands except for per share amounts Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2025 December 31, 2024 Reconciliation of EBITDA: Net loss $ (734,204) $ (3,283) $ (822,244) $ (44,635) Interest expense 33,359 1,286 36,558 1,708 Interest income (18,537) (457) (19,479) (3,384) Depreciation and amortization 51,871 59,549 198,973 102,448 Total income tax benefit (expense) (4,071) (304) (3,313) 318 EBITDA $ (671,582) $ 56,791 $ (609,505) $ 56,455 Reconciliation of EBITDA to Adjusted EBITDA EBITDA $ (671,582) $ 56,791 $ (609,505) $ 56,455 Change in fair value of power purchase agreement 11,680 9,030 28,860 7,921 Share -based compensation expense 25,050 9,112 52,787 42,132 Other losses (gains) - nonrecurring 412,638 (2,246) 416,688 — Change in fair value of warrant liability 12,570 (31,860) (19,290) (250) Loss on miners held for sale 96,056 — 96,056 — Impairment of long lived assets 45,317 — 45,317 — Disposal of miners 29,358 — 29,358 — Adjusted EBITDA $ (38,913) $ 40,827 $ 40,271 $ 106,258

26 Cipher Digital Capitalization Note: (1) Ratings provided by Moody’s and Fitch; (2) Cipher Compute LLC high -yield bond amortizes in line with the Google backst op, which is determined by rent payments made by Fluidstack; (3) Bitcoin balance based on an assumed price of $87,613 per bitcoin as of December 31, 2025 As of Next Call $ in MM 12/31/2025 Maturity Pricing Amort. Date Price Rating (1) Cash & Cash Equivalents $2,665 7.125% Senior Secured Notes (Cipher Compute LLC) 1,733 11/15/30 7.125% Rent-based (2) 11/15/2027 103.563 Ba3 / BB - Total Secured Debt $1,733 1.750% Convertible Note (Cipher Digital Inc.) 173 05/15/30 Conv. Px 0.000% Convertible Note (Cipher Digital Inc.) 1,300 10/01/31 Conv. Px Total Debt $3,206 Net Debt 541 Memo: Unrestricted Cash & Cash Equivalents 628 Memo: Bitcoin Balance (3) 125

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